UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

Comarco, Inc.

(Exact name of registrant as specified in its charter)

000-05449
(Commission File Number)

California	95-2088894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

28202 Cabot Road, Suite 300 Laguna Niguel, California	92677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 599-7460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

A Special Meeting of the Shareholders (“Special Meeting”) of Comarco, Inc., a California corporation (the “Company”, “we,” “us” or “our”), was held on June 17, 2019 at 1:00 p.m., local time, at the Company’s corporate offices located at 28202 Cabot Road, Suite 300, Laguna Niguel, California, 92677, for the purpose of voting on the voluntary dissolution and liquidation of the Company pursuant to a Plan of Liquidation. The outcome of the vote of the shareholders was as follows:

10,498,288	For
82,398	Against
685	Abstain

The votes “For” represented 71.28% of the outstanding shares of 14,614,165. The liquidation plan was thereby approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.

Date: June 18, 2019	By:	/s/ THOMAS W. LANNI
Thomas W. Lanni
President and Chief Executive Officer